PriceSmart Announces CEO Transition Plan
Robert Price to Step Down as Interim CEO; Will Become Executive Chairman of the Board of Directors
David Price Named CEO to Succeed Robert Price
San Diego, CA (March 3, 2025) - PriceSmart, Inc. (“PriceSmart” or the “Company”) (NASDAQ: PSMT) today announced that Robert Price has notified the Board of Directors of his intention to step down as Interim Chief Executive Officer effective August 31, 2025. David Price, the Company’s current Executive Vice President and Chief Transformation Officer and member of the Board of Directors, will become Chief Executive Officer effective September 1, 2025. Robert Price will become Executive Chairman of the Board of Directors.
Robert Price has most recently led PriceSmart as Interim Chief Executive Officer since February 2023 and has been Chairman of the Board of Directors of the Company since its spin-off from Price Enterprises, Inc. in 1997. In announcing his decision to step down as Interim Chief Executive Officer, Robert Price said, “As I approach my 83rd birthday in 2025, the time is right for me to transition from day-to-day duties and become Executive Chairman of the Board of Directors. Serving as Interim Chief Executive Officer these last two years has been especially rewarding for me because of the progress we have made in our business and the positive impact PriceSmart continues to have on the lives of so many people—employees, Members, suppliers, and our communities.”
Regarding the CEO transition, Robert Price added, “David and I have worked together on a daily basis for the past two years and I have kept a close eye on his progress during his almost decade with the Company. I have complete confidence in his leadership, and I am thrilled that the PriceSmart Board of Directors has selected him as my successor. I’m proud to have sustained a culture of doing business the right way throughout my years of service to PriceSmart, and I’m sure that David will remain committed to this fundamental principle. For us, doing business the right way means offering our Members quality merchandise and services at affordable prices, providing our employees with good working conditions and conducting ourselves in a socially and environmentally responsible manner.”
David Price said, “I am honored to succeed my dad as PriceSmart’s CEO. I am fortunate to continue to work with him in my new role and am humbled by the confidence that he, the Board of Directors, and our dedicated employees have placed in me.”
Dave Snyder, Vice Chairman of the Company’s Board and Lead Independent Director, said, “PriceSmart’s Board is responsible for ensuring the continuity of senior management leadership. The succession plan we are announcing today enables a smooth transition to a capable leader who has a unique understanding of the Company and its culture while providing for ongoing contributions from PriceSmart’s founder and Chairman of the Board. The Company’s independent members of the Board of Directors unanimously approved the appointment of David Price as CEO and has the highest degree of confidence that he, together with the rest of the Company’s accomplished management team, will continue to expand PriceSmart’s business and enhance stockholder return.”
David Price has been with the Company since July 2017 and was promoted to Executive Vice President and Chief Transformation Officer in August 2023. He has served as a member of the Board of Directors of the Company since February 2022. He currently leads several important areas, including Information Technology, PriceSmart.com, and Payment Solutions and Services. Prior to his current role, he was the Executive Vice President and Chief of Staff to the Chairman of the Board and the Company’s Interim Chief Executive Officer, Robert Price, from December 2022 to July 2023.

PriceSmart’s President and Chief Operating Officer John Hildebrant will continue serving in that role. Mr. Hildebrandt said, “Robert has been a guiding light for this business and for me. He has demonstrated that a business can be successful while operating the right way—providing our Members with the best possible shopping experience while making sure our employees receive excellent pay and benefits, a respectful and welcoming work environment, and opportunities for advancement. Moving forward, David Price is ideally prepared to assume the duties as our next Chief Executive Officer. He has been inculcated in PriceSmart’s values by his father Robert and his grandfather Sol Price his whole life. The transition from Robert to David ensures continuity for our Members, employees, and stockholders.”

About PriceSmart
PriceSmart, headquartered in San Diego, owns and operates U.S.-style membership shopping warehouse clubs in Latin America and the Caribbean, selling high quality merchandise and services at low prices to PriceSmart Members. PriceSmart operates 54 warehouse clubs in 12 countries and one U.S. territory (ten in Colombia; eight in Costa Rica; seven in Panama; six in Guatemala; five in Dominican Republic; four each in Trinidad and El Salvador; three in Honduras; two each in Nicaragua and Jamaica; and one each in Aruba, Barbados and the United States Virgin Islands). In addition, the Company plans to open one warehouse club in Cartago, Costa Rica in April 2025 and one warehouse club in Quetzaltenango, Guatemala in the summer of 2025. Once these two new clubs are open, the Company will operate 56 warehouse clubs.
This press release may contain forward-looking statements concerning PriceSmart, Inc.'s ("PriceSmart", the "Company" or "we") anticipated future revenues and earnings, adequacy of future cash flows, future dividends, omni-channel initiatives, proposed warehouse club openings, the Company's performance relative to competitors and related matters. These forward-looking statements include, but are not limited to, statements containing the words "expect," "believe," "will," "may," "should," "project," "estimate," "anticipated," "scheduled," "intend," and like expressions, and the negative thereof. These statements are subject to risks and uncertainties that could cause actual results to differ materially including, but not limited to: various political, economic and compliance risks associated with our international operations, adverse changes in economic conditions in our markets, natural disasters, volatility in currency exchange rates and illiquidity of certain local currencies in our markets, competition, consumer and small business spending patterns, political instability, increased costs associated with the integration of online commerce with our traditional business, whether the Company can successfully execute strategic initiatives, our reliance on third party service providers, including those who support transaction and payment processing, data security and other technology services, cybersecurity breaches that could cause disruptions in our systems or jeopardize the security of Member, employee or business information, cost increases from product and service providers, interruption of supply chains, novel coronavirus (COVID-19) related factors and challenges, exposure to product liability claims and product recalls, recoverability of moneys owed to PriceSmart from governments, and other important factors discussed in the Risk Factors section of the Company's most recent Annual Report on Form 10-K, and other factors discussed from time to time in other filings with the SEC, which are accessible on the SEC's website at www.sec.gov, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Forward-looking statements speak only as of the date that they are made, and the Company does not undertake to update them, except as required by law. In addition, these risks are not the only risks that the Company faces. The Company could also be affected by additional factors that apply to all companies operating globally and in the U.S., as well as other risks that are not presently known to the Company or that the Company considers to be immaterial.
For further information, please contact Michael L. McCleary, EVP, Chief Financial Officer and Principal Accounting Officer (858) 404-8826 or send an email to ir@pricesmart.com.